  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 10, 1998
                                                     REGISTRATION NO. 333-50421
-------------------------------------------------------------------------------
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                             AMENDMENT NO. 3
                                      TO
                                   FORM S-4
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                      RAGEN MACKENZIE GROUP INCORPORATED
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                --------------

          WASHINGTON                               6211                       91-1898738
 (STATE OR OTHER JURISDICTION          (PRIMARY STANDARD INDUSTRIAL        (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)       CLASSIFICATION CODE NUMBER)       IDENTIFICATION NO.)

                         999 THIRD AVENUE, SUITE 4300
                           SEATTLE, WASHINGTON 98104
                                (206) 343-5000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                --------------

                             V. LAWRENCE BENSUSSEN
         SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY
                      RAGEN MACKENZIE GROUP INCORPORATED
                         999 THIRD AVENUE, SUITE 4300
                           SEATTLE, WASHINGTON 98104
                             PHONE: (206) 343-5000
                              FAX: (206) 464-0901
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                ---------------

                                  Copies to:
                             STEWART M. LANDEFELD
                                DAVID F. MCSHEA
                              MICHAEL C. PIRAINO
                               PERKINS COIE LLP
                         1201 THIRD AVENUE, 40TH FLOOR
                        SEATTLE, WASHINGTON 98101-3099
                             PHONE: (206) 583-8888
                              FAX: (206) 583-8500

                                ---------------

  Approximate date of commencement of proposed sale to the public: AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE AND ALL OTHER CONDITIONS TO THE REORGANIZATION (THE "REORGANIZATION") OF THE REGISTRANT AND ITS SUBSIDIARIES, INCLUDING RAGEN MACKENZIE INCORPORATED, A WASHINGTON CORPORATION, PURSUANT TO THE AGREEMENT AND PLAN OF MERGER DESCRIBED IN THE ENCLOSED PROXY STATEMENT/PROSPECTUS HAVE BEEN SATISFIED OR WAIVED.

  If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

                                ---------------

 THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  Sections 23B.08.500 through 23B.08.600 of the Washington Business Corporation Act (the "WBCA") authorize a court to award, or a corporation's board of directors to grant, indemnification to directors and officers on terms sufficiently broad to permit indemnification under certain circumstances for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"). Section 10 of the registrant's Bylaws (the "Bylaws") provides for indemnification of the registrant's directors, officers, employees and agents to the maximum extent permitted by Washington law.

  Section 23B.08.320 of the WBCA authorizes a corporation to eliminate or limit a director's personal liability to the corporation or its shareholders for monetary damages for conduct as a director, except in certain circumstances involving acts or omissions, intentional misconduct by a director or knowing violations of law by a director or distributions illegal under Washington law, or any transaction from which the director will personally receive a benefit in money, property or services to which the director is no legally entitled. Article 8 of the registrant's Articles of Incorporation (the "Articles of Incorporation") contains provisions implementing, to the fullest extent permitted by Washington law, such limitations on a director's liability to the registrant and its shareholders.

  The above discussion of the WBCA and the registrant's Bylaws and Articles of Incorporation is not intended to be exhaustive and is qualified in its entirety by reference to such statute, the Bylaws and the Articles of Incorporation.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

  (a) Exhibits

   EXHIBIT
   NUMBER                         DESCRIPTION OF DOCUMENT
   -------                        -----------------------
    2.1+   Agreement and Plan of Merger dated as of May 29, 1998, as amended
           June 8, 1998 (attached to Proxy Statement/Prospectus as Annex A).
    3.1+   Articles of Incorporation of Ragen MacKenzie Group Incorporated
           (attached to Proxy Statement/Prospectus as Annex B).
    3.2+   Bylaws of Ragen MacKenzie Group Incorporated (attached to Proxy
           Statement/Prospectus as Annex B).
    5.1+   Opinion of Perkins Coie LLP as to the legality of the securities being registered.
    8.1    Opinion of Perkins Coie LLP regarding tax matters.
   10.1+   Master Note of Ragen MacKenzie Incorporated in favor of Bank America
           National Trust and Savings Association, dated July 9, 1997.
   10.2+   Security Agreement between Ragen MacKenzie Incorportated and Bank
           America National Trust and Savings Association, dated October 14,
           1995.
   10.3+   Lease Agreement between Wright-Carlyle Seattle and Ragen MacKenzie
           Incorporated, dated November 8, 1983, as amended December 19, 1988,
           August 24, 1992, June 1, 1993, July 20, 1995, April 30, 1997 and
           June 6, 1997.
   10.4+   Form of Noncompetition and Nonsolicitation Agreement executed as of
           April 14, 1998 by the registrant and each of Lesa A. Sroufe, Robert
           J. Mortell, Jr., Mark A. McClure, V. Lawrence Bensussen and John L.
           MacKenzie.
   10.5+   Severance and Correspondent Clearing Agreement between Ragen
           MacKenzie Incorporated and Brooks G. Ragen, executed April 17, 1998.
   10.6+   Agreement and Release between Ragen MacKenzie Incorporated and Scott
           McAdams, dated March 22, 1998.
   10.7+   Ragen MacKenzie Incorporated 1989 Stock Option Plan.
   10.8+   Ragen MacKenzie Incorporated 1993 Stock Option Plan.
   10.9+   Ragen MacKenzie Incorporated 1996 Stock Incentive Compensation Plan.
   10.10+  Ragen MacKenzie Incorporated 1997 Share Repurchase Plan.

   EXHIBIT
   NUMBER                         DESCRIPTION OF DOCUMENT
   -------                        -----------------------
   10.11+  Ragen MacKenzie Group Incorporated 1998 Stock Incentive Compensation
           Plan.
   10.12+  ABC Brokerage Accounting System Agreement between Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation and Ragen
           MacKenzie Incorporated, dated April 1, 1997.
   10.13+  Employment Agreement between Ragen MacKenzie Incorporated and Mark
           A. McClure, dated June 16, 1994, as amended by an addendum dated
           June 3, 1997.
   10.14+  Ragen MacKenzie Group Incorporated Employee Stock Purchase Plan
   10.15+  Ragen MacKenzie Incorporated Agreement to Grant Stock Option to Mark
           McClure dated June 16, 1994.
   10.16+  Ragen MacKenzie Incorporated Agreement to Grant Stock Option to Mark
           McClure dated February 25, 1997.
   10.17+  Ragen MacKenzie Incorporated Agreement to Grant Stock Option to Stan
           Freimuth dated April 29, 1996.
   10.18+  Ragen MacKenzie Incorporated Agreement to Grant Stock Option to Stan
           Freimuth dated June 11, 1996.
   21.1+   Subsidiaries of the registrant
   23.1+   Consent of Perkins Coie LLP (contained in opinion filed as Exhibit
           5.1 hereto)
   23.2+   Consent of Deloitte & Touche LLP
   23.3+   Consent of Arthur W. Harrigan, Jr.
   23.4+   Consent of Kirby L. Cramer
   23.5+   Consent of Peter B. Madoff
   23.6+   Consent of Gregory B. Maffei
   24.1+   Power of Attorney
   27.1+   Financial Data Schedule
   99.1+   Form of Proxy

--------
+  Previously filed.

ITEM 22. UNDERTAKINGS.

  (a) The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

  (b) The registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

  (d) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to
Item 4, 10(b), 11 or 13 of this Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

  (e) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Amendment No. 3 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on the 10th day of June, 1998.

                                          RAGEN MACKENZIE GROUP INCORPORATED

                                               /s/ Robert J. Mortell, Jr.
                                          By: _________________________________
                                                   Robert J. Mortell, Jr.
                                               President and Chief Operating
                                                          Officer


  Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to this Registration Statement has been signed by the following persons in the capacities indicated below on the 10th day of June, 1998.

               SIGNATURE                                 TITLE
               ---------                                 -----
            Lesa A. Sroufe *            Chairman of the Board and Chief
 ______________________________________  Executive Officer (Principal
             Lesa A. Sroufe              Executive Officer)


       /s/ Robert J. Mortell, Jr.       President, Chief Operating Officer,
 ______________________________________  Treasurer and Director
         Robert J. Mortell, Jr.


        V. Lawrence Bensussen *         Senior Vice President, Chief Financial
 ______________________________________  Officer and Secretary (Principal
         V. Lawrence Bensussen           Financial and Accounting Officer)


            Mark A. McClure*            Executive Vice President and Director
 ______________________________________
            Mark A. McClure


           John L. MacKenzie*           Director
 ______________________________________
           John L. MacKenzie


         /s/ Robert J. Mortell, Jr.
*By: __________________________________
           Robert J. Mortell, Jr.
              Attorney-in-Fact


                               INDEX TO EXHIBITS

   EXHIBIT
   NUMBER                         DESCRIPTION OF DOCUMENT
   -------                        -----------------------
    2.1+   Agreement and Plan of Merger dated as of May 29, 1998, as amended
           June 8, 1998 (attached to Proxy Statement/Prospectus as Annex A).
    3.1+   Articles of Incorporation of Ragen MacKenzie Group Incorporated
           (attached to Proxy Statement/Prospectus as Annex B).
    3.2+   Bylaws of Ragen MacKenzie Group Incorporated (attached to Proxy
           Statement/Prospectus as Annex B).
    5.1+   Opinion of Perkins Coie LLP as to the legality of the securities being registered.
    8.1    Opinion of Perkins Coie LLP regarding tax matters.
   10.1+   Master Note of Ragen MacKenzie Incorporated in favor of Bank America
           National Trust and Savings Association, dated July 9, 1997.
   10.2+   Security Agreement between Ragen MacKenzie Incorporated and Bank
           America National Trust and Savings Association, dated October 14,
           1995.
   10.3+   Lease Agreement between Wright-Carlyle Seattle and Ragen MacKenzie
           Incorporated, dated November 8, 1983, as amended December 19, 1988,
           August 24, 1992, June 1, 1993, July 20, 1995, April 30, 1997 and
           June 6, 1997.
   10.4+   Form of Noncompetition and Nonsolicitation Agreement executed as of
           April 14, 1998 by the registrant and each of Lesa A. Sroufe, Robert
           J. Mortell, Jr., Mark A. McClure, V. Lawrence Bensussen and John L.
           MacKenzie.
   10.5+   Severance and Correspondent Clearing Agreement between Ragen
           MacKenzie Incorporated and Brooks G. Ragen, executed April 17, 1998.
   10.6+   Agreement and Release between Ragen MacKenzie Incorporated and Scott
           McAdams, dated March 22, 1998.
   10.7+   Ragen MacKenzie Incorporated 1989 Stock Option Plan.
   10.8+   Ragen MacKenzie Incorporated 1993 Stock Option Plan.
   10.9+   Ragen MacKenzie Incorporated 1996 Stock Incentive Compensation Plan.
   10.10+  Ragen MacKenzie Incorporated 1997 Share Repurchase Plan.
   10.11+  Ragen MacKenzie Group Incorporated 1998 Stock Incentive Compensation
           Plan.
   10.12+  ABC Brokerage Accounting System Agreement between Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation and Ragen
           MacKenzie Incorporated, dated April 1, 1997.
   10.13+  Employment Agreement between Ragen MacKenzie Incorporated and Mark
           A. McClure, dated June 16, 1994, as amended by an addendum dated
           June 3, 1997.
   10.14+  Ragen MacKenzie Group Incorporated Employee Stock Purchase Plan
   10.15+  Ragen MacKenzie Incorporated Agreement to Grant Stock Option to Mark
           McClure dated June 16, 1994.
   10.16+  Ragen MacKenzie Incorporated Agreement to Grant Stock Option to Mark
           McClure dated February 25, 1997.
   10.17+  Ragen MacKenzie Incorporated Agreement to Grant Stock Option to Stan
           Freimuth dated April 29, 1996.
   10.18+  Ragen MacKenzie Incorporated Agreement to Grant Stock Option to Stan
           Freimuth dated June 11, 1996.
   21.1+   Subsidiaries of the registrant
   23.1+   Consent of Perkins Coie LLP (contained in opinion filed as Exhibit
           5.1 hereto)
   23.2+   Consent of Deloitte & Touche LLP
   23.3+   Consent of Arthur W. Harrigan, Jr.
   23.4+   Consent of Kirby L. Cramer
   23.5+   Consent of Peter B. Madoff
   23.6+   Consent of Gregory B. Maffei
   24.1+   Power of Attorney
   27.1+   Financial Data Schedule
   99.1+   Form of Proxy

--------
+  Previously filed.